                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 19, 2001


                           MUTUAL RISK MANAGEMENT LTD
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

          STATE OR OTHER           COMMISSION             IRS EMPLOYER
           JURISDICTION           FILE NUMBER:           IDENTIFICATION
         OF INCORPORATION:                                   NUMBER:

             BERMUDA                1-10760              NOT APPLICABLE


                                44 CHURCH STREET
                              HAMILTON HM12 BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (441) 295-5688

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On December 19, 2001, Mutual Risk Management Ltd. ("MRM") announced an addition to reserves and the filing of a shelf registration statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Exhibits.

          99.1 Press Release dated December 19, 2001, related to the announcement of an addition to reserves and the filing of a shelf registration statement.



                                         SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Dated: December 21, 2001       MUTUAL RISK MANAGEMENT LTD.



                                              By:  /s/ Angus Ayliffe
                                                 ------------------------------
                                                  Angus Ayliffe
                                                  Controller


EXHIBIT INDEX



EXHIBIT
  NO.       DESCRIPTION
-------     -----------

 99.1 Press Release dated December 19, 2001, related to the announcement of an addition to reserves and the filing of a shelf registration statement.